Exhibit 99.2

Fourth Quarter 2008 Earnings Presentation January 22, 2009 Gary Black Chief Executive Officer Greg Frost Chief Financial Officer C-0109-089 4-15-09

4Q 2008 and full-year 2008 results 4Q 2008 EPS from continuing operations of $0.05, down from $0.16 in 3Q 2008, resulting in full-year 2008 EPS from continuing operations of $0.86, down from $1.07 in 2007 4Q 2008 included a $0.07 per share mark-to-market loss on seed capital investments Total company long-term net flows for 4Q 2008 of $(3.0) billion versus $(1.1) billion in 3Q 2008, and full-year 2008 total company long-term net flows of $(0.6) billion versus $9.8 billion in 2007 4Q 2008 net flows totaled $(2.3) billion for Janus, $(1.0) billion for INTECH, and $0.3 billion for Perkins Assets Under Management (“AUM”) at December 31, 2008 of $123.5 billion down 23% versus September 30, 2008, primarily due to market depreciation 55%, 79%, and 83% of mutual funds are in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of December 31, 2008 (1) Finalized purchase of an additional 50% ownership stake in Perkins for $90 million Note: (1) Performance reported as of 12/31/2008. Data presented reflects past performance, which is no guarantee of future results. Strong relative performance is not indicative of positive fund returns. 2008 absolute performance for most funds was negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 24 and 12, respectively. See p. 24-29 for complete Lipper rankings and Morningstar ratings.

2008 Key accomplishments Long-term relative investment performance remains strong across the firm Despite short-term challenges, 74% and 79% of Janus’ equity mutual funds are outperforming peers on a 3- and 5-year total return basis, respectively (1) INTECH’s relative performance rebounded in 2008 Perkins Mid Cap Value and Small Cap Value funds ranked in the top 15% of their Lipper peer groups across time periods (2) In spite of significant market headwinds, investments in distribution are paying off Strong global distribution footprint positions Janus for market recovery Continued to broaden product lineup through the launch of Janus’ regional and global products and INTECH’s global and alternative products Strengthened value franchise through additional ownership purchase in Perkins, the launch of Large Cap Value and the appointment of a new Perkins CEO Reduced costs to reflect lower asset levels helping preserve future earnings power Notes: References to performance reported as of 12/31/2008. Please see p. 24-29 for complete Lipper rankings, Morningstar ratings. References Lipper relative performance on a 1-, 3-, 5-, 10-year, and since PM inception basis, as of 12/31/2008. Rankings are for the “JIF” investor share class only; other classes may have different performance characteristics. See p. 24-26 for complete Lipper rankings. As of 12/31/2008, Janus Mid Cap Value Fund and Janus Small Cap Value Fund changed names and are now Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, respectively.

Diversification limited the effect of a challenging market on 2008 total company long-term net flows Total Company Long-Term Flows (1) ($ in billions, AUM $115.6 billion) INTECH Long-Term Flows (1) ($ in billions, AUM $42.4 billion) Janus Long-Term Flows (1) ($ in billions, AUM $64.1 billion) Note: (1) Long-term flows exclude all money market flows. INTECH and Perkins do not manage any money market products. Perkins Long-Term Flows (1) ($ in billions, AUM $9.1 billion) Net Outflows Net Inflows $2.3 $9.8 ($0.6) $2.0 ($3.0) $0.0 $3.0 $6.0 $9.0 $12.0 2005 2006 2007 2008 $8.2 ($13.7) ($1.2) ($8.5) ($20.0) ($10.0) $0.0 $10.0 $20.0 2005 2006 2007 2008 $12.0 $2.3 ($1.7) $16.1 ($5.0) $0.0 $5.0 $10.0 $15.0 $20.0 2005 2006 2007 2008

Retail intermediary and international distribution channels continued to post positive long-term net flows in 2008 Note: (1) Long-term flows exclude all money market flows. Annualized gross sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales 13% 20% 32% 26% Annualized Redemption Rate Annualized Gross Sales Rate 26% 29% 25% 25% Retail Intermediary (1) ($ in billions, AUM $68.7 billion) Institutional (1) ($ in billions, AUM $37.1 billion) International (1) ($ in billions, AUM $9.8 billion) 86% 62% 78% 71% Annualized Redemption Rate Annualized Gross Sales Rate 49% 53% 68% 58% 52% 33% 19% 14% Annualized Redemption Rate Annualized Gross Sales Rate 6% 11% 16% 19% $30.2 $29.7 $17.9 $12.0 ($29.4) ($22.8) ($25.8) ($24.9) $0.8 $6.9 ($7.8) ($13.8) ($45) ($30) ($15) $0 $15 $30 $45 2005 2006 2007 2008 $9.5 $8.8 $5.8 $5.8 ($7.8) ($7.7) ($5.0) ($3.3) $1.7 $1.1 $0.9 $2.5 ($12) ($9) ($6) ($3) $0 $3 $6 $9 $12 2005 2006 2007 2008 $8.8 $10.6 $13.7 $14.1 ($11.9) ($9.0) ($4.4) ($1.7) $12.4 $9.3 $1.6 ($3.1) ($20) ($15) ($10) ($5) $0 $5 $10 $15 $20 2005 2006 2007 2008

Source: Confluence (2008) Growth and Value returns were both significantly negative in 4Q 2008 and full-year 2008 4Q 2008 and full-year 2008 returns were meaningfully negative across indices Industry posted significant equity and fixed income outflows in 4Q 2008 Source: Confluence (2008) Growth and Value flows continued to be negative in 4Q 2008 (Quarterly net flows for domestic mutual funds in $ billions, 4Q 2007 – 4Q 2008) Source: Strategic Insight, Simfund (2008) Equity and fixed income funds post significant outflows in 4Q 2008 (Quarterly net flows for mutual funds in $ billions, 4Q 2007 – 4Q 2008) Source: Strategic Insight, Simfund (2008) Key Indices (Cumulative returns over designated periods) 2007 2008 4Q 2008 S&P 500® 5.5% -37.0% -21.9% Russell 1000® Growth 11.8% -38.4% -22.8% Russell 1000® Value -0.2% -36.8% -22.2% MSCI World sm 9.0% -40.7% -21.8% MSCI EAFE® 11.2% -43.4% -20.0% MSCI EAFE® Growth 16.5% -42.7% -20.1% MSCI EAFE® Value 6.0% -44.1% -19.8% ($36) ($24) ($12) $0 $12 $24 $36 4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008 Growth Value Growth minus Value ($120) ($60) $0 $60 4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008 Equity Fixed Income

Janus remains focused on delivering strong long-term performance Complex-wide mutual funds continue to outperform the majority of peers over longer time periods 50% of mutual funds had a 4 or 5 star Morningstar overall rating at December 31, 2008, based on risk-adjusted returns (1) Ranked 12th, 1st, 2nd and 5th among the 20 largest asset managers, based on percent of funds in the top 2 Lipper quartiles on a 1-, 3-, 5-, and 10-year total return basis, respectively, as of December 31, 2008 (2) 41%, 74%, and 79% of Janus equity mutual funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of December 31, 2008 (1) INTECH’s relative performance rebounded in 2008 (3) 83%, 56%, 100%, and 100% of strategies outperformed their respective benchmarks over the 1-, 3-, 5-, and 10-year periods, as of December 31, 2008 Perkins Mid Cap Value and Small Cap Value funds ranked in the top 15% of their Lipper peer groups on a 1-, 3-, and 5-year total return basis, as of December 31, 2008 (4) Data presented reflects past performance, which is no guarantee of future results. Notes: Performance reported as of 12/31/2008. Strong relative performance is not indicative of positive fund returns. 2008 absolute performance for most funds was negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. See p. 24-29 for complete Lipper rankings and Morningstar ratings. Rankings are for Janus Retail (“JIF”) and Janus Adviser Series (“JAD”) Class S Shares and are based on Lipper performance as disclosed by Simfund. Selected peer group is defined as the 20 largest Mutual Fund Asset Managers, based on end of period AUM, as of 12/31/2008. Performance reported as of 12/31/2008, on an annualized basis and net of fees. See p. 30-32 for standardized INTECH performance. Rankings are for the “JIF” investor share class only; other classes may have different performance characteristics. See p. 24-26 for complete Lipper rankings.

79% of mutual funds are outperforming the majority of peers on a 3- and 5-year total return basis (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 3- and 5-year basis as of 12/31/2008. Strong relative performance is not indicative of positive fund returns. 2008 absolute performance for most funds was negative. (2) Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 24 and 12, respectively. (3) Janus Equity Mutual Funds do not include Value Funds, Income Funds, or INTECH Risk-Managed Funds. Funds not ranked by Lipper are not included in the analysis. See p. 24-26 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns Complex-Wide Mutual Funds (2) Janus Equity Mutual Funds (3) 5-Year Basis 50% 58% 60% 73% 15% 22% 14% 5% 20% 26% 72% 93% 72% 64% 41% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 1st Quartile 2nd Quartile 48% 59% 56% 10% 24% 33% 26% 24% 10% 33% 58% 85% 79% 82% 21% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 1st Quartile 2nd Quartile 37% 44% 47% 64% 63% 28% 20% 23% 23% 16% 64% 87% 65% 70% 79% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 14% 32% 44% 51% 65% 14% 29% 34% 30% 17% 61% 81% 83% 78% 27% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 1st Quartile 2nd Quartile

INTECH's strategies continue to outperform benchmarks

- Large Cap Growth and Enhanced Plus strategies outperformed benchmarks on a 1-year basis by 80 and 26 basis points, respectively
- Large Cap Value, Global Core and International Equity strategies continue to outperform benchmarks across time periods
- Despite a challenging market, the Market Neutral strategy posted positive absolute returns for the 1-year period ending December 31, 2008

INTECH Product Strategy Batting Averages (2)

(Historical relative gross performance for select composites over various rolling time periods)

As of 12/31/2008	Inception Date	1-year	3-year	5-year	10-year
Large Cap Growth	7/93	77%	91%	100%	100%
Broad Large Cap Growth	11/00	70%	79%	100%	NA
Enhanced Plus	7/87	75%	80%	86%	100%
Broad Enhanced Plus	4/01	66%	84%	100%	NA
Enhanced Index	4/98	79%	100%	100%	100%
Large Cap Core	8/01	71%	94%	100%	NA
Large Cap Value	7/93	67%	81%	87%	100%
Broad Large Cap Value	8/04	60%	72%	NA	NA
Global Core	1/05	92%	100%	NA	NA

Notes:
(1) Performance reported as of 12/31/2008, on an annualized basis and net of fees. See p. 30-32 for standardized INTECH performance.
(2) Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a rolling monthly basis, since inception through 12/31/2008. Select composite is defined as the composites that make up a majority of AUM and those having the broadest distribution. Composites shown above represent approximately 95% of INTECH AUM.

9

Financials Greg Frost Chief Financial Officer

4Q 2008 Financial overview 4Q 2008 EPS from continuing operations of $0.05 versus $0.16 in 3Q 2008 and $0.30 in 4Q 2007 4Q 2008 included a $0.07 per share mark-to-market loss on seed capital investments Average AUM of $124.3 billion and revenue of $177.1 million down 32.0% and 35.7%, respectively, from 3Q 2008 Operating expenses of $131.9 million in 4Q 2008 decreased 27.6% versus 3Q 2008 4Q 2008 operating margin of 25.5% versus 33.9% in 3Q 2008 and 29.0% in 4Q 2007 Implemented previously announced cost cutting initiatives Finalized purchase of an additional 50% stake in Perkins for $90 million on December 31, 2008 Transaction is expected to be accretive to 2009 EPS

Management continues to address the need to reduce costs as revenues decline without impeding the company’s ability to execute strategic objectives If market conditions further deteriorate, management will make additional cost reductions as necessary Net Income and Earnings per Share (1) (Net income $ in millions, earnings per share $) 4Q 2008 Market conditions meaningfully impacted full-year 2008 results Revenue and Average AUM (Revenue $ in millions, average AUM $ in billions) Operating Income and Margin ($ in millions) Note: (1) During the third quarter 2007 Janus initiated a plan to dispose of its printing and fulfillment business and has reclassified it to discontinued operations. Likewise, financials shown above for all periods are from continuing operations only. $139 $192 $117 $8 $52 $138 $0.53 $0.68 $1.07 $0.86 $0.30 $0.05 $0 $75 $150 $225 2005 2006 2007 2008 4Q 2007 4Q 2008 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $239 $193 $45 $333 $90 $349 22.3% 25.5% 31.3% 32.1% 29.0% 25.5% $0 $75 $150 $225 $300 $375 2005 2006 2007 2008 4Q 2007 4Q 2008 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% $868 $936 $1,117 $1,038 $312 $177 $124 $208 $135 $157 $190 $174 $0 $250 $500 $750 $1,000 $1,250 2005 2006 2007 2008 4Q 2007 4Q 2008 $0 $50 $100 $150 $200 $250 $300

Janus took action to reduce 2009 fixed and discretionary expenses by approximately $40 - $45 million and expects variable expenses to continue to flex with revenue Implemented hedging strategy on seed capital investments in late-December in order to minimize future earnings volatility 2009 tax rate is expected to decrease by ~125 bps as a result of Colorado legislative change Remain focused on maintaining financial flexibility and retaining liquidity Cost cutting actions are not expected to impede the company’s ability to achieve long-term strategic objectives In 2009 Janus will continue to actively manage the cost structure and preserve liquidity while strategically investing in the business Variable compensation and distribution expenses will be driven by the firm’s AUM, revenue and longer-term investment performance Variable Expenses $20 - $25 million from administrative and marketing reductions $15 million from previously announced staffing reduction (October 2008) $5 million from additional compensation reductions Targeted 2009 Year-over-Year Expense Reductions Discretionary Expenses Fixed Expenses Expense Categories

Strategic priorities should position Janus for long-term success Maintain strong long-term investment performance Continue expanding global distribution and product offerings Complete transition to advisor distribution platform Broaden alternative product capabilities through Janus and INTECH Build-out value franchise by capitalizing on Perkins’ established investment process and brand Leverage INTECH’s products to meet market demand for large cap value, global/international and alternative strategies Continue to build trust in the Janus brand Increase institutional acceptance of Janus strategies

Appendix

AUM by investment discipline and distribution channel Value ($9.1bn) Retail Intermediary ($70.8bn) $123.5 billion in AUM as of 12/31/08 By Investment Discipline By Distribution Channel Growth / Blend ($49.5bn) Money Market ($7.9bn) Global / International ($10.9bn) Fixed Income ($3.2bn) Mathematical ($42.4bn) Institutional ($42.9bn) International ($9.8bn) Alternative ($0.5bn) 8% 57% 35% 34% 0% 3% 7% 7% 9% 40%

Total company long-term net flows were $(3.0) billion in 4Q 2008 Total Company Long-Term Flows (1) ($ in billions) INTECH Long-Term Flows (1) ($ in billions) Janus Long-Term Flows (1) ($ in billions) Gross Redemptions Gross Sales Net Sales Note: (1) Long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. 28% 24% 33% 32% 22% 21% 27% 21% 35% 29% Annualized Redemption Rate Annualized Gross Sales Rate Perkins Long-Term Flows (1) ($ in billions) 32% 29% 40% 24% 22% 20% 32% 24% 31% 33% Annualized Redemption Rate Annualized Gross Sales Rate 23% 11% 16% 40% 13% 22% 17% 15% 39% 20% Annualized Redemption Rate Annualized Gross Sales Rate 19% 54% 58% 69% 58% 28% 34% 22% 49% 46% Annualized Redemption Rate Annualized Gross Sales Rate $0.5 $1.3 $1.5 $1.6 $1.9 ($0.7) ($0.8) ($0.6) ($1.3) ($1.3) ($0.2) $0.5 $0.9 $0.6 $0.3 ($4) ($2) $0 $2 $4 4Q07 1Q08 2Q08 3Q08 4Q08 $6.2 $1.8 $2.5 $1.8 $4.0 ($2.8) ($6.0) ($2.3) ($2.9) ($3.9) ($1.0) $0.2 $0.2 ($1.1) $0.1 ($12) ($6) $0 $6 $12 4Q07 1Q08 2Q08 3Q08 4Q08 $8.9 $8.2 $10.2 $6.6 $4.8 ($5.6) ($9.1) ($6.3) ($8.5) ($7.2) $3.3 ($0.9) $3.9 ($1.9) ($2.3) ($20) ($10) $0 $10 $20 4Q07 1Q08 2Q08 3Q08 4Q08

International channel posted positive long-term net flows in challenging 4Q 2008 Note: (1) Long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales 27% 28% 35% 26% 23% Annualized Gross Sales Rate 19% 26% 22% 30% 32% Retail Intermediary (1) ($ in billions, AUM $68.7 billion) Institutional (1) ($ in billions, AUM $37.1 billion) International (1) ($ in billions, AUM $9.8 billion) 74% 68% 90% 68% 66% Annualized Redemption Rate Annualized Gross Sales Rate 59% 59% 44% 78% 56% 20% 6% 14% 37% 8% Annualized Redemption Rate Annualized Gross Sales Rate 18% 21% 14% 34% 18% Annualized Redemption Rate $5.3 $7.2 $9.6 $8.1 $7.9 ($7.4) ($8.4) ($6.0) ($7.6) ($5.5) ($2.1) ($1.2) $3.5 $0.5 $2.4 ($12) ($6) $0 $6 $12 4Q07 1Q08 2Q08 3Q08 4Q08 $2.0 $2.4 $2.8 $2.3 $2.4 ($1.7) ($2.8) ($1.4) ($2.0) ($1.9) $0.3 ($0.4) $1.5 $0.3 $0.5 ($4) ($2) $0 $2 $4 4Q07 1Q08 2Q08 3Q08 4Q08 $3.1 $0.9 $1.9 $5.0 $0.9 ($2.8) ($3.2) ($1.8) ($4.6) ($2.2) ($1.3) $0.4 $0.0 ($2.3) $0.3 ($8) ($4) $0 $4 $8 4Q07 1Q08 2Q08 3Q08 4Q08

4Q 2008 EPS from continuing operations of $0.05

Consolidated Entity

($ in millions, except AUM and per share data)	Quarter Ended: December 31, 2008	Quarter Ended: September 30, 2008	Quarter Ended: Variance (%)	Year Ended: December 31, 2008	Year Ended: December 31, 2007	Year Ended: Variance (%)
Average AUM ($ in billions)	$ 124.3	$ 182.7	-32.0%	$ 174.2	$ 190.4	-8.5%
Continuing Operations [1]						
Revenue	$ 177.1	$ 275.4	-35.7%	$ 1,037.9	$ 1,117.0	-7.1%
Operating expenses	131.9	182.1	-27.6%	704.8	767.7	-8.2%
Operating income	45.2	93.3	-51.6%	333.1	349.3	-4.6%
Investment management operating margin	25.5%	33.9%		32.1%	31.3%	
Interest expense	(18.9)	(18.9)	0.0%	(75.5)	(58.8)	28.4%
Investment gains (losses), net	(21.6)	(32.3)	n/a	(60.4)	4.7	n/a
Other income, net	3.0	1.4	114.3%	9.6	27.7	-65.3%
Income tax provision	(3.3)	(17.2)	-80.8%	(68.8)	(116.4)	-40.9%
Equity earnings of unconsolidated affiliate	2.2	2.5	-12.0%	9.0	7.2	25.0%
Minority interest in consolidated earnings	1.2	(2.8)	-142.9%	(8.6)	(21.7)	-60.4%
Net income from continuing operations	**$ 7.8**	**$ 26.0**	**-70.0%**	**$ 138.4**	**$ 192.0**	**-27.9%**
Net loss from discontinued operations [2]	-	(0.6)	n/a	(1.5)	(75.7)	-98.0%
Net income	**$ 7.8**	**$ 25.4**	**-69.3%**	**$ 136.9**	**$ 116.3**	**17.7%**
Diluted earnings per share [3]						
Continuing operations	**$ 0.05**	**$ 0.16**	**-69.4%**	**$ 0.86**	**$ 1.07**	**-19.5%**
Discontinued operations	-	-	n/a	(0.01)	(0.42)	n/a
Diluted earnings per share	**$ 0.05**	**$ 0.16**	-69.4%	**$ 0.85**	**$ 0.65**	**31.0%**
Weighted average diluted shares outstanding (in millions)	**156.4**	**159.6**	**-2.0%**	**160.7**	**178.6**	**-10.0%**

Notes:
(1) Continuing operations previously disclosed as the investment management segment.
(2) Discontinued operations previously disclosed as the printing and fulfillment segment.
(3) Each component of EPS presented has been individually rounded and therefore totals may not foot.

19

Operating margins compressed quarter-over-quarter as revenues decreased more rapidly than expenses

Continuing Operations

($ in millions, except AUM and per share data)	Quarter Ended December 31, 2008	Quarter Ended September 30, 2008	Variance (%)	Year Ended December 31, 2008	Year Ended December 31, 2007	Variance (%)
Average AUM ($ in billions)	**$ 124.3**	**$ 182.7**	**-32.0%**	**$ 174.2**	**$ 190.4**	**-8.5%**
Revenue						
Investment management fees	$ 142.5	$ 218.9		$ 826.7	$ 897.9	
Performance fees [1]	1.6	8.8		27.6	19.5	
Other	33.0	47.7		183.6	199.6	
Total revenue	177.1	275.4	**-35.7%**	1,037.9	1,117.0	**-7.1%**
Basis Points						
Investment management fees	*45.5*	*47.5*		***47.5***	*47.2*	
Investment management fees and performance fees	*46.0*	*49.4*		***49.0***	*48.2*	
Operating expenses						
Employee compensation and benefits	53.3	81.2		317.9	360.7	
Long-term incentive compensation	8.2	10.7		43.5	79.9	
Marketing and advertising	8.6	8.0		33.1	25.9	
Distribution	23.9	36.5		134.9	141.7	
Depreciation and amortization	9.5	10.1		40.2	33.8	
General, administrative and occupancy	28.4	35.6		135.2	125.3	
Restructuring and impairments	-	-		-	0.4	
Total operating expense	**131.9**	**182.1**	**-27.6%**	**704.8**	**767.7**	**-8.2%**
Operating income	**$ 45.2**	**$ 93.3**	**-51.6%**	**$ 333.1**	**$ 349.3**	**-4.6%**
Operating margin	**25.5%**	**33.9%**		**32.1%**	**31.3%**	

Note:
(1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 21.

20

Mutual funds with performance-based advisory fees

Mutual Funds with Performance Fees [1]
(AUM $ in millions, performance fees $ in thousands)

	EOP AUM 12/31/2008	Benchmark	Base Fee	Performance Fee [2]	Performance Hurdle vs. Benchmark	4Q 2008 P&L Impact of Performance Fees
Contrarian Funds [3]						
Janus Contrarian Fund	$3,416.9	S&P 500® Index	0.64%	± 15 bps	± 7.00%	($38.6)
Janus Adviser Contrarian Fund	$179.7	S&P 500® Index	0.64%	± 15 bps	± 7.00%	($17.1)
Worldwide Funds [3]						
Janus Worldwide Fund	$1,907.6	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($1,459.8)
Janus Adviser Worldwide Fund	$73.7	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($59.3)
Janus Aspen Worldwide Growth Portfolio	$619.0	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	($441.8)
Research Fund [3]						
Janus Research Fund	$2,393.6	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	($198.6)
Global Research Fund						
Janus Global Research Fund [4,5]	$150.4	Russell 1000® Index / MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$57.5
Janus Adviser Global Research Fund [6]	$4.2	MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$0.0
Global Real Estate [6]						
Janus Adviser Global Real Estate Fund	$2.7	FTSE EPRA / NAREIT Global Real Estate Index	0.75%	± 15 bps	± 4.00%	N/A
International Equity Fund [7]						
Janus Adviser International Equity Fund	$108.6	MSCI EAFE® Index	0.68%	± 15 bps	± 7.00%	$11.7
International Forty Fund [8]						
Janus Adviser International Forty Fund	$1.5	MSCI All Country World ex-U.S. Index℠	0.73%	± 15 bps	± 6.00%	N/A
Risk-Managed Funds [5]						
INTECH Risk-Managed Stock Fund	$226.3	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($93.1)
Janus Adviser INTECH Risk-Managed Core Fund	$76.0	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($21.3)
Janus Aspen INTECH Risk-Managed Core Portfolio	$21.8	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($5.8)
Mid Cap Value Funds [3,9]						
Perkins Mid Cap Value Fund	$5,542.6	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$1,221.7
Janus Adviser Perkins Mid Cap Value Fund	$1,327.7	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$121.2
Janus Aspen Perkins Mid Cap Value Portfolio	$70.4	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$14.1
Total	$16,122.7					($909.0)

Please refer to footnotes on p. 22.

21

Mutual funds with performance-based advisory fees (cont’d) Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. The performance measurement period began on 12/1/2007 and the performance adjustment will be implemented as of 12/1/2008. The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. The performance measurement period began on 6/1/2008 and the performance adjustment will be implemented as of 6/1/2009. Performance fees paid by the Fund are split 50/50 (net of any reimbursements of expenses incurred or waived by Janus Capital) with Perkins, Wolf, McDonnell, and Company LLC., sub-adviser for the Mid Cap Value funds. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets. The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

LTI amortization schedule Notes: Schedule reflects LTI awards granted as of 12/31/2008 and estimates 2009 annual awards earned on 2008 performance. Includes reduction in expense related to estimated forfeitures. Prior grants include amounts remaining to vest for 2007 grant, grants with no performance vesting and grants made to executives which will not vest if targeted EPS growth is not met. Grants do not include performance-based acceleration and vest on a pro rata basis. Full-Year 2009 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) Date of Grant Amount remaining to be amortized <0% 0% - 10% >10% Prior grants (3) Various 13.7 $ 9.0 $ 10.6 $ 12.8 $ 2008 grant (4) February 2008 43.8 2009 grant (4) February 2009 65-70 Additional grants (4) Janus investment team 2008 January 2008 16.5 INTECH 2008 April 2008 9.0 INTECH 2009 January 2009 5.0 Perkins 2009 January 2009 6.5 Grants vest over 4 years Grants vest over 10 years Grants vest over 10 years Grants vest over 3 years Grants vest over 4 years Grants vest over 4 years 2009 EPS Growth Assumptions

While 1-year performance continues to be challenged, the majority of JIF funds are outperforming peers on 3-, 5-, and 10-year total return basis

Janus Investment Fund ("JIF")

Lipper Rankings Based on Total Returns as of 12/31/08

	12/31/08 AUM ($mms)	PM Inception	Lipper Category	1-Year Percentile Rank (%)	1-Year Rank / Total Funds	3-Year Percentile Rank (%)	3-Year Rank / Total Funds	5-Year Percentile Rank (%)	5-Year Rank / Total Funds	10-Year Percentile Rank (%)	10-Year Rank / Total Funds	Since PM Inception Percentile Rank (%)	Since PM Inception Rank / Total Funds
Growth Funds													
Janus Fund	$ 7,053	Oct-07	Large-Cap Growth Funds	48	381 / 803	25	164 / 679	45	251 / 567	49	133 / 274	47	359 / 778
Janus Twenty Fund*	$ 7,045	Jan-08	Large-Cap Growth Funds	65	522 / 803	1	5 / 679	1	2 / 567	18	49 / 274		‡
Janus Research Fund	$ 2,394	Jan-06	Large-Cap Growth Funds	81	648 / 803	32	216 / 679	22	121 / 567	20	54 / 274	33	222 / 680
Janus Orion Fund	$ 2,379	Dec-07	Multi-Cap Growth Funds	94	472 / 506	18	69 / 386	5	13 / 320	-	-	94	472 / 506
Janus Enterprise Fund	$ 1,242	Oct-07	Mid-Cap Growth Funds	39	230 / 602	16	82 / 522	7	29 / 419	65	126 / 195	31	181 / 592
Janus Venture Fund*	$ 700	Jan-01	Small-Cap Growth Funds	96	576 / 603	48	243 / 507	46	184 / 406	52	104 / 202	39	115 / 298
Janus Triton Fund	$ 123	Jun-06	Small-Cap Growth Funds	37	221 / 603	6	26 / 507	-	-	-	-	2	10 / 526
Core Funds													
Janus Contrarian Fund	$ 3,417	Feb-00	Multi-Cap Core Funds	96	751 / 787	22	135 / 640	2	8 / 455	-	-	14	32 / 228
Janus Growth and Income Fund	$ 3,050	Nov-07	Large-Cap Core Funds	89	756 / 851	89	637 / 720	59	354 / 606	27	92 / 344	86	726 / 845
Janus Balanced Fund	$ 2,423	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	4	17 / 513	5	16 / 382	3	7 / 273	9	13 / 145	2	4 / 349
Janus Fundamental Equity Fund	$ 499	Nov-07	Large-Cap Core Funds	91	771 / 851	81	581 / 720	25	148 / 606	15	50 / 344	85	714 / 845
INTECH Risk-Managed Stock Fund	$ 226	Feb-03	Multi-Cap Core Funds	28	214 / 787	41	259 / 640	13	56 / 455	-	-	22	91 / 416
Global/International Funds													
Janus Overseas Fund	$ 3,875	Jun-03	International Funds	96	1137 / 1189	10	81 / 865	2	9 / 701	11	37 / 360	2	10 / 659
Janus Worldwide Fund	$ 1,908	Jun-04	Global Funds	76	355 / 471	80	288 / 359	94	271 / 290	93	131 / 140	87	258 / 296
Janus Global Life Sciences Fund	$ 620	Apr-07	Global Healthcare/Biotechnology Funds	70	35 / 49	54	24 / 44	33	14 / 42	36	5 / 13	38	19 / 49
Janus Global Technology Fund	$ 498	Jan-06	Global Science & Technology Funds	22	21 / 95	22	20 / 90	29	23 / 81	21	5 / 23	22	20 / 90
Janus Global Research Fund	$ 150	Feb-05	Global Funds	79	372 / 471	28	100 / 359	-	-	-	-	10	31 / 321
Janus Global Opportunities Fund	$ 83	Jun-01	Global Funds	24	112 / 471	47	168 / 359	61	176 / 290	-	-	16	32 / 205
Value Funds													
Perkins Mid Cap Value Fund - Inv(1)	$ 5,254	Aug-98	Mid-Cap Value Funds	3	9 / 353	4	9 / 285	3	6 / 212	3	2 / 73	2	1 / 65
Perkins Small Cap Value Fund - Inv*(1)	$ 474	Feb-97	Small-Cap Core Funds	1	6 / 775	4	23 / 616	12	56 / 487	10	22 / 221	5	5 / 123
Income Funds													
Janus Flexible Bond Fund	$ 797	May-07	Intermediate Investment Grade Debt	7	39 / 571	6	24 / 467	8	29 / 394	17	34 / 199	10	52 / 533
Janus High-Yield Fund	$ 391	Dec-03	High Current Yield Funds	12	55 / 466	9	34 / 396	11	35 / 334	9	17 / 201	11	35 / 334
Janus Short-Term Bond Fund	$ 273	May-07	Short Investment Grade Debt	4	9 / 260	2	4 / 213	3	4 / 178	6	5 / 85	6	13 / 258
Asset Allocation Funds													
Janus Smart Portfolio-Growth(2)	N/A	Dec-05	Mixed-Asset Target Alloc. Growth Funds	84	575 / 689	19	102 / 553	-	-	-	-	19	103 / 548
Janus Smart Portfolio-Moderate(2)	N/A	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	50	252 / 513	14	50 / 382	-	-	-	-	14	50 / 382
Janus Smart Portfolio-Conservative(2)	N/A	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	41	176 / 431	11	33 / 321	-	-	-	-	11	33 / 321

Lipper Quartile: 1st | 2nd | 3rd | 4th

*Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. 2008 absolute performance for most funds was negative.

Lipper Inc. rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics.

(2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds.

If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

24

Seven JAD funds across seven different Lipper categories are ranked in the top two quartiles on a 1-, 3-, and 5-year total return basis

Janus Adviser Series ("JAD") Class S Shares

	12/31/08 AUM ($mms)	PM Inception	Lipper Category	Lipper Rankings Based on Total Returns as of 12/31/08: 1-Year Percentile Rank (%)	1-Year Rank / Total Funds	3-Year Percentile Rank (%)	3-Year Rank / Total Funds	5-Year Percentile Rank (%)	5-Year Rank / Total Funds	10-Year Percentile Rank (%)	10-Year Rank / Total Funds	Since PM Inception Percentile Rank (%)	Since PM Inception Rank / Total Funds
Growth Funds													
Forty Fund	$ 1,982	Jan-08	Large-Cap Growth Funds	79	628 / 803	5	30 / 679	2	9 / 567	2	5 / 274	‡	
Mid Cap Growth Fund	$ 156	Oct-07	Mid-Cap Growth Funds	24	143 / 602	10	49 / 522	5	18 / 419	64	124 / 195	19	112 / 592
Large Cap Growth Fund	$ 78	Oct-07	Large-Cap Growth Funds	46	362 / 803	30	198 / 679	50	281 / 567	43	117 / 274	44	339 / 778
INTECH Risk-Managed Growth Fund	$ 43	Jan-03	Multi-Cap Growth Funds	60	303 / 506	73	281 / 386	69	221 / 320	-	-	79	237 / 300
Orion Fund	$ 8	Dec-07	Mid-Cap Growth Funds	76	455 / 602	14	70 / 522	-	-	-	-	76	455 / 602
Small-Mid Growth Fund	$ 0	Jun-06	Small-Cap Growth Funds	44	260 / 603	6	29 / 507	-	-	-	-	4	21 / 526
Core Funds													
Balanced Fund	$ 454	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	3	13 / 513	4	15 / 382	4	9 / 273	7	9 / 145	1	3 / 349
Growth and Income Fund	$ 59	Nov-07	Large-Cap Core Funds	94	800 / 851	95	683 / 720	78	468 / 606	18	60 / 344	92	773 / 845
Fundamental Equity Fund	$ 25	Nov-07	Large-Cap Core Funds	90	764 / 851	81	578 / 720	26	153 / 606	16	52 / 344	87	733 / 845
Small Company Value Fund	$ 19	Mar-02	Small-Cap Core Funds	34	261 / 775	32	196 / 616	40	195 / 487	-	-	25	98 / 404
INTECH Risk-Managed Core Fund	$ 6	Jan-03	Multi-Cap Core Funds	23	180 / 787	38	239 / 640	11	48 / 455	-	-	18	71 / 407
Contrarian Fund	$ 6	Aug-05	Multi-Cap Core Funds	97	763 / 787	55	350 / 640	-	-	-	-	26	154 / 596
Global/International/ Funds													
International Growth Fund	$ 759	Jun-03	International Funds	87	1034 / 1189	3	23 / 865	1	3 / 701	8	26 / 360	1	4 / 659
Worldwide Fund	$ 52	Jun-04	Global Funds	74	345 / 471	82	292 / 359	95	274 / 290	90	126 / 140	88	261 / 296
International Equity Fund	$ 2	Nov-06	International Funds	63	743 / 1189	-	-	-	-	-	-	28	279 / 1001
INTECH Risk-Managed International Fund	$ 2	May-07	International Funds	29	337 / 1189	-	-	-	-	-	-	31	338 / 1096
Global Research Fund	$ 0	Nov-07	Global Funds	73	341 / 471	-	-	-	-	-	-	66	303 / 464
Value Funds													
Perkins Mid Cap Value Fund	$ 232	Dec-02	Mid-Cap Value Funds	3	10 / 353	4	10 / 285	4	7 / 212	-	-	8	14 / 196
INTECH Risk-Managed Value Fund	$ 0	Dec-05	Multi-Cap Value Funds	28	107 / 389	36	108 / 307	-	-	-	-	36	108 / 307
Alternative Funds													
Long/Short Fund	$ 11	Aug-06	Long/Short Equity Funds	30	29 / 96	-	-	-	-	-	-	18	9 / 49
Global Real Estate Fund	$ 0	Nov-07	Global Real Estate Funds	5	4 / 84	-	-	-	-	-	-	5	4 / 82
Income Funds													
Flexible Bond Fund	$ 40	May-07	Intermediate Investment Grade Debt	5	23 / 571	7	30 / 467	10	39 / 394	16	32 / 199	8	40 / 533
Floating Rate High Income Fund	$ 1	May-07	Loan Participation Funds	11	9 / 81	-	-	-	-	-	-	13	9 / 70
High-Yield Fund	$ 1	Aug-05	High Current Yield	8	37 / 466	8	28 / 396	-	-	-	-	8	30 / 381

Lipper Quartile: 1st | 2nd | 3rd | 4th

‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.
Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. 2008 absolute performance for most funds was negative.
Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Class S Shares only; other classes may have different performance characteristics.
If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

25

Six JAS funds across six different Lipper categories are ranked in the top two quartiles on a 1-, 3-, and 5-year total return basis

Janus Aspen Series ("JAS") Institutional Shares

	12/31/08 AUM ($mms)	PM Inception	Lipper Category	1-Year Percentile Rank (%)	1-Year Rank / Total Funds	3-Year Percentile Rank (%)	3-Year Rank / Total Funds	5-Year Percentile Rank (%)	5-Year Rank / Total Funds	10-Year Percentile Rank (%)	10-Year Rank / Total Funds	Since PM Inception Percentile Rank (%)	Since PM Inception Rank / Total Funds
				Lipper Rankings Based on Total Returns as of 12/31/08									
Growth Funds													
Forty Portfolio	$ 399	Jan-08	VA Large-Cap Growth	81	182 / 224	2	4 / 203	2	2 / 189	2	1 / 70	‡	
Large Cap Growth Portfolio	$ 353	Oct-07	VA Large-Cap Growth	32	72 / 224	9	17 / 203	39	73 / 189	55	39 / 70	29	62 / 220
Mid Cap Growth Portfolio	$ 279	Oct-07	VA Mid-Cap Growth	40	57 / 143	16	20 / 132	9	10 / 118	56	24 / 42	25	36 / 143
Core Funds													
Balanced Portfolio	$ 927	Apr-05	VA Mixed-Asset Target Alloc. Mod.	7	10 / 157	4	4 / 110	4	3 / 75	9	4 / 45	1	1 / 99
Growth and Income Portfolio	$ 20	Nov-07	VA Large-Cap Core	82	188 / 229	81	170 / 211	52	96 / 185	12	9 / 80	76	174 / 230
Fundamental Equity Portfolio	$ 5	Nov-07	VA Large-Cap Core	88	201 / 229	74	156 / 211	24	44 / 185	13	10 / 80	82	189 / 230
Global/International Funds													
Worldwide Growth Portfolio	$ 522	Jun-04	VA Global	78	83 / 106	80	66 / 82	95	69 / 72	84	31 / 36	90	70 / 77
International Growth Portfolio	$ 401	Jun-03	VA International	93	234 / 251	7	15 / 217	2	2 / 195	7	6 / 96	2	2 / 193
Global Life Sciences Portfolio	$ 2	Oct-04	VA Health Biotechnology	70	25 / 35	9	3 / 33	11	3 / 28	-	-	7	2 / 32
Global Technology Portfolio	$ 1	Jan-06	VA Science & Technology	26	15 / 57	25	13 / 53	20	10 / 50	-	-	25	13 / 53
Value Funds													
Perkins Mid Cap Value Portfolio	$ 14	May-03	VA Mid-Cap Value	3	2 / 83	2	1 / 74	4	2 / 62	-	-	4	2 / 61
Income Funds													
Flexible Bond Portfolio	$ 310	May-07	VA Intermediate Investment Grade Debt	4	2 / 64	9	5 / 57	11	6 / 54	8	2 / 25	16	10 / 64

Lipper Quartile: 1st | 2nd | 3rd | 4th

‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.
Past performance is no guarantee of future results. Top quartile relative performance may not be indicative of positive fund returns. 2008 absolute performance for most funds was negative.
Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Institutional Shares only; other classes may have different performance characteristics.
If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

26

JIF Morningstar Rating™ based on risk-adjusted returns as of December 31, 2008

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	★★★	1507	★★★★	1507	★★★	1243	★★	608
Janus Enterprise Fund	Mid-Cap Growth Funds	★★★	821	★★★★	821	★★★★	674	★★	335
Janus Growth and Income Fund	Large Growth Funds	★★★	1507	★★	1507	★★★	1243	★★★★	608
Janus Research Fund	Large Growth Funds	★★★	1507	★★★	1507	★★★	1243	★★★	608
Janus Twenty Fund (1)	Large Growth Funds	★★★★	1507	★★★★★	1507	★★★★★	1243	★★★	608
Janus Venture Fund (1)	Small Growth Funds	★★★	704	★★★	704	★★★	574	★★	291
Janus Overseas Fund	Foreign Large Growth Funds	★★★★	209	★★★	209	★★★★	164	★★★★	80
Janus Balanced Fund	Moderate Allocation Funds	★★★★★	962	★★★★★	962	★★★★★	768	★★★★	448
Janus Fundamental Equity Fund	Large Blend Funds	★★★	1748	★★	1748	★★★	1365	★★★★	683
Perkins Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	★★★★★	338	★★★★★	338	★★★★★	234	★★★★★	81
Perkins Small Cap Value Fund - Investor Shares (1,2)	Small Value Funds	★★★★★	341	★★★★★	341	★★★★★	269	★★★★	121
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★★	991	★★★★★	991	★★★★★	857	★★★★	458
Janus High-Yield Fund	High Yield Bond Funds	★★★★	479	★★★★★	479	★★★★	405	★★★★	253
Janus Short-Term Bond Fund	Short-Term Bond Funds	★★★★★	375	★★★★★	375	★★★★★	318	★★★★	164
Janus Worldwide Fund	World Stock Funds	★★	507	★★	507	★★	420	★	236
Janus Global Life Sciences Fund	Specialty-Health Funds	★★★	170	★★★	170	★★★	154	★★★	52
Janus Global Technology Fund	Specialty-Technology Funds	★★★★	238	★★★★	238	★★★★	216	★★★★	74
Janus Orion Fund	Mid-Cap Growth Funds	★★★★	821	★★★	821	★★★★	674		N/A
INTECH Risk-Managed Stock Fund	Large Blend Funds	★★★★	1748	★★★	1748	★★★★	1365		N/A
Janus Contrarian Fund	Large Blend Funds	★★★	1748	★★	1748	★★★★	1365		N/A
Janus Global Opportunities Fund	World Stock Funds	★★★	507	★★★	507	★★★	420		N/A
Janus Triton Fund	Small Growth Funds	★★★★★	704	★★★★★	704		N/A		N/A
Janus Global Research Fund	World Stock Funds	★★★	507	★★★	507		N/A		N/A
Janus Smart Portfolio-Growth	Moderate Allocation Funds	★★★	962	★★★	962		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds	★★★★	962	★★★★	962		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds	★★★★	484	★★★★	484		N/A		N/A
Percent of funds rated 4 or 5 Stars		**53.8%**		**50.0%**		**61.9%**		**58.8%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Notes: (1)Closed to new investors. (2)Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong relative performance is not indicative of positive fund returns. 2008 absolute performance for most funds was negative.

27

JAD Morningstar Rating™ based on risk-adjusted returns as of December 31, 2008

Janus Adviser Series ("JAD") Class S Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	962	★★★★★	962	★★★★★	768	★★★★★	448
Fundamental Equity Fund	Large Blend Funds	★★★	1748	★★	1748	★★★	1365	★★★★	683
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	991	★★★★★	991	★★★★	857	★★★★	458
Forty Fund	Large Growth Funds	★★★★	1507	★★★★	1507	★★★★★	1243	★★★★	608
Growth & Income Fund	Large Growth Funds	★★★	1507	★★	1507	★★	1243	★★★★	608
International Growth Fund	Foreign Large Growth Funds	★★★★	209	★★★★	209	★★★★★	164	★★★★	80
Large Cap Growth Fund	Large Growth Funds	★★★	1507	★★★	1507	★★★	1243	★★★	608
Mid Cap Growth Fund	Mid-Cap Growth Funds	★★★	821	★★★★	821	★★★★★	674	★★	335
Worldwide Fund	World Stock Funds	★★	507	★★	507	★★	420	★★	236
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	★★★★★	338	★★★★★	338	★★★★★	234		N/A
INTECH Risk-Managed Core Fund	Large Blend Funds	★★★★	1748	★★★	1748	★★★★	1365		N/A
INTECH Risk-Managed Growth Fund	Large Growth Funds	★★★	1507	★★	1507	★★★	1243		N/A
Perkins Small Company Value Fund	Small Value Funds	★★★	341	★★★	341	★★★	269		N/A
Contrarian Fund	Large Blend Funds	★★	1748	★★	1748		N/A		N/A
Orion Fund	Mid-Cap Growth Funds	★★★	821	★★★	821		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds	★★★★	821	★★★★	821		N/A		N/A
High-Yield Fund	High Yield Bond Funds	★★★★★	479	★★★★★	479		N/A		N/A
INTECH Risk-Managed Value Fund	Large Value Funds	★★★	1185	★★★	1185		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Floating Rate High Income	Bank Loan Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Global Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund	Long-Short Funds		N/A		N/A		N/A		N/A
International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
INTECH Risk-Managed International Fund	Foreign Large Blend Funds		N/A		N/A		N/A		N/A
Modular Portfolio Construction Fund	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**44.4%**		**44.4%**		**53.8%**		**66.7%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong relative performance is not indicative of positive fund returns. 2008 absolute performance for most funds was negative.

28

JAS Morningstar Rating™ based on risk-adjusted returns as of December 31, 2008

Janus Aspen Series ("JAS") Institutional Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	962	★★★★★	962	★★★★★	768	★★★★★	448
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★★	991	★★★★★	991	★★★★★	857	★★★★★	458
Forty Fund	Large Growth Funds	★★★★	1507	★★★★	1507	★★★★★	1243	★★★★	608
Fundamental Equity Fund	Large Blend Funds	★★★	1748	★★	1748	★★★	1365	★★★★	683
Growth & Income Fund	Large Growth Funds	★★★	1507	★★	1507	★★★	1243	★★★★	608
International Growth Fund	Foreign Large Growth Funds	★★★★	209	★★★★	209	★★★★★	164	★★★★	80
Worldwide Fund	World Stock Funds	★★	507	★★	507	★★	420	★★	236
Large Cap Growth Fund	Large Growth Funds	★★★	1507	★★★★	1507	★★★	1243	★★★	608
Mid Cap Growth Fund	Mid-Cap Growth Funds	★★★	821	★★★	821	★★★★	674	★★	335
Global Life Sciences Fund	Specialty-Health Funds	★★★★	170	★★★★	170	★★★★	154		N/A
Global Technology Fund	Specialty-Technology Funds	★★★	238	★★★★	238	★★★	216		N/A
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	★★★★★	338	★★★★★	338	★★★★★	234		N/A
Percent of funds rated 4 or 5 Stars		**50.0%**		**66.7%**		**58.3%**		**66.7%**	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.
Ratings are for the Institutional Shares only; other classes may have different performance characteristics.
For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)
Strong relative performance is not indicative of positive fund returns. 2008 absolute performance for most funds was negative.

29

Latest INTECH standardized performance (1)

Composite and Respective Index (Composite returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 12/31/08 1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite	7/93	(34.12)	(8.58)	(1.10)	1.53	10.57
S&P 500® / Citigroup Growth Index		(34.92)	(7.66)	(2.87)	(3.18)	6.33
Difference versus S&P 500® / Citigroup Growth Index		0.80	(0.92)	1.77	4.71	4.24
Enhanced Plus Composite	7/87	(36.74)	(8.14)	(0.58)	0.82	8.85
S&P 500® Index		(37.00)	(8.36)	(2.19)	(1.38)	7.63
Difference versus S&P 500® Index		0.26	0.22	1.61	2.20	1.22
Broad Large Cap Growth Composite	11/00	(42.14)	(11.64)	(3.34)	--	(5.13)
Russell 1000® Growth Index		(38.44)	(9.11)	(3.42)	--	(7.77)
Difference versus Russell 1000® Growth Index		(3.70)	(2.53)	0.08	--	2.64
Broad Enhanced Plus Composite	4/01	(37.27)	(8.86)	(1.20)	--	0.45
Russell 1000® Index		(37.60)	(8.66)	(2.04)	--	(1.80)
Difference versus Russell 1000® Index		0.33	(0.20)	0.84	--	2.25
Enhanced Index Composite	4/98	(35.43)	(7.98)	(1.22)	(0.38)	0.95
S&P 500® Index		(37.00)	(8.36)	(2.19)	(1.38)	(0.17)
Difference versus S&P 500® Index		1.57	0.38	0.97	1.00	1.12
Large Cap Core Composite	8/01	(36.23)	(8.78)	0.14	--	0.30
S&P 500® Index		(37.00)	(8.36)	(2.19)	--	(2.08)
Difference versus S&P 500® Index		0.77	(0.42)	2.33	--	2.38
Broad Large Cap Value Composite	8/04	(34.61)	(7.77)	--	--	(0.37)
Russell 1000® Value Index		(36.85)	(8.32)	--	--	(1.45)
Difference versus Russell 1000® Value Index		2.24	0.55	--	--	1.08
Global Core Composite	1/05	(36.74)	(5.35)	--	--	(0.81)
MSCI Developed World® Index		(40.33)	(7.61)	--	--	(3.48)
Difference versus MSCI Developed World® Index		3.59	2.26	--	--	2.67
Large Cap Value Composite	7/93	(37.31)	(8.16)	0.34	3.06	8.38
S&P 500® / Citigroup Value Index		(39.22)	(9.19)	(1.63)	0.15	6.50
Difference versus S&P 500® / Citigroup Value Index		1.91	1.03	1.97	2.91	1.88

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 32.

30

Latest INTECH standardized performance (cont’d) (1) Note: (1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 32. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Composite returns shown net of fees) International Equity 11/06 (40.80) -- -- -- (12.10) MSCI EAFE® Index (43.06) -- -- -- (16.56) Difference versus MSCI EAFE® Index 2.26 -- -- -- 4.46 Long/Short Market Neutral 12/06 3.98 -- -- -- 5.51 LIBOR 3-Month Rate 2.78 -- -- -- 4.06 Difference versus LIBOR 3-Month Rate 1.20 -- -- -- 1.45 Broad Large Cap Core (130/30) 1/07 (42.39) -- -- -- (21.08) Russell 1000® Index (37.60) -- -- -- (18.76) Difference versus Russell 1000® Index (4.79) -- -- -- (2.32) Annualized Returns (%) for Periods Ended 12/31/08

Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. For example, through 12/31/2004, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2007 and the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Perkins Investment Management, LLC (Perkins). INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE® Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Janus funds distributed by Janus Distributors LLC (1/09) Other important disclosures